SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 2, 2004
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                     CEPHEID
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       California                   000-0030755                  77-0441625
------------------------      ------------------------       -------------------
(State of incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)

                               904 Caribbean Drive
                               Sunnyvale, CA 94089
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On November 2, 2004, Cepheid issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004 and certain other information. The press release is attached to this report as Exhibit 99.01.

Item 9.01: Financial Statements and Exhibits.

            (c)   Exhibits.

Number            Description
------            -----------

99.01             Press release dated November 2, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CEPHEID

Date: November 2, 2004                        By: /S/ JOHN L. BISHOP
                                                  ------------------------------
                                                  Name:  John L. Bishop
                                                  Title: Chief Executive Officer

                                  Exhibit Index

Number                Description
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99.01    Press Release dated November 2, 2004.